Exhibit 10.2

                  Stockholders & Registration Rights Agreement


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                 STOCKHOLDERS AND REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                        COLLAGENEX PHARMACEUTICALS, INC.,

                     OCM PRINCIPAL OPPORTUNITIES FUND, L.P.,

                                       AND

                           THE PURCHASERS NAMED HEREIN

                           Dated as of March 19, 1999





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                                TABLE OF CONTENTS


                                                                           Page


SECTION 1.     Definitions...................................................2

SECTION 2.     Covenants Not Surviving Conversion............................6

SECTION 3.     Covenants Surviving Conversion................................9

SECTION 4.     Right of First Refusal.......................................11

SECTION 5.     Registration Rights..........................................13

SECTION 6.     Duration of Agreement........................................27

SECTION 7.     Severability; Governing Law..................................27

SECTION 8.     Benefits of Agreement........................................27

SECTION 9.     Notices......................................................28

SECTION 10.    Changes......................................................29

SECTION 11.    Captions.....................................................29

SECTION 12.    Nouns and Pronouns...........................................29

SECTION 13.    Merger Provision.............................................29

SECTION 14.    Counterparts.................................................29

SCHEDULE I...................................................................3

EXHIBIT A....................................................................4

EXHIBIT B....................................................................6

EXHIBIT C....................................................................7






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                 STOCKHOLDERS AND REGISTRATION RIGHTS AGREEMENT


            THIS STOCKHOLDERS AND REGISTRATION RIGHTS AGREEMENT (this "Agreement") made as of this 19th day of March, 1999, by and among CollaGenex Pharmaceuticals, Inc., a Delaware corporation (the "Corporation"), having its principal office at 301 South State Street, Newtown, Pennsylvania 18940 and OCM Principal Opportunities Fund, L.P., a Delaware limited partnership, having its principal office at c/o Oaktree Capital Management, LLC, 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071 (the "Investor"), and the persons named on Exhibit A to this Agreement (individually a "Purchaser" and collectively the "Purchasers").

                                   BACKGROUND

            The Corporation is a corporation duly organized and existing under the laws of the State of Delaware with an authorized capitalization of 30,000,000 shares of which (a) 200,000 shares are designated as Series D Preferred Stock, par value $.01 per share, all of which shares are issued and outstanding as of this date; and (b) 25,000,000 shares are designated as Common Stock, par value $.01 per share, of which (i) 8,587,204 shares are issued and outstanding as of this date, (ii) 1,818,182 shares are duly reserved for issuance in connection with the conversion of Series D Preferred Stock, (iii) 458,182 shares are duly reserved for issuance in connection with the payment of dividends in Common Stock on shares of the Series D Preferred Stock; (iv) 291,000 shares are duly reserved for issuance to directors, employees and consultants of the Corporation in connection with the Corporation's 1992 Stock Option Plan, (v) 1,500,000 shares (subject to stockholders' approval) are duly reserved for issuance to employees and consultants of the Corporation in connection with the Corporation's 1996 Stock Option Plan, (vi) 300,000 shares are reserved for issuance to non-employee directors under the Corporation's Non-Employee Director Stock Option Plan and (vii) 11,000 shares are reserved for issuance pursuant to options granted outside any plan.

            Investor and each Purchaser owns (or will own in connection with the Closing of the Stock Purchase Agreement, as defined below) that number of shares of Common Stock and Series D Preferred Stock (together with any other shares of capital stock of the Corporation now owned or hereafter acquired by Investor, each Purchaser, and their successors or assigns from any person by any means, including without limitation, any acquisition by gift, purchase, dividend, conversion, stock split, recapitalization or otherwise at or before the Closing Date, collectively, the "Shares") set forth opposite the name of Investor and each such Purchaser on Schedule I attached hereto. It is deemed to be in the best interest of the Corporation, Investor and each Purchaser that provision be made for the continuity and stability of the business and policies of the Corporation and, to that end, the Corporation, Investor and Purchasers hereby set forth their agreement with respect to the Shares.

            Simultaneous with the execution and delivery of this Agreement, the Corporation is entering into a Loan Agreement (as defined below) with Investor, pursuant to which Investor


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will lend ten million  dollars to the  Corporation  evidenced by the Convertible
Note (as defined below). In the event that the sale and purchase of the Series D Preferred Stock are not consummated as contemplated in the Stock Purchase Agreement, Investor at its option, will be entitled to convert the Convertible
Note into shares of the Corporation's Common Stock in accordance with the terms and conditions of the Convertible Note.

            NOW, THEREFORE, in consideration of the premises and of the mutual consents and obligations hereinafter set forth, the parties hereto hereby further agree as follows:


            SECTION 1. DEFINITIONS. All capitalized terms used in this Agreement shall have the meanings assigned to them elsewhere in this Agreement or as specified below:

            "Affiliate" of a person shall mean (i) a person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the first mentioned person, and (ii) "an associate", as the term is defined in Rule 12b-2 promulgated under the Exchange Act as in effect as of the date of this Agreement.

            "Certificate of Designation" shall have the meaning set forth in the Stock Purchase Agreement. A copy of the Certificate of Designation is attached hereto as Exhibit C.

            "Certificate of Incorporation" shall mean the Corporation's Amended and Restated Certificate of Incorporation, filed in the Office of the Secretary of State of the State of Delaware on April 10, 1996, as amended to date, a copy of which is attached hereto as Exhibit B.

            "Closing" shall mean the closing of the transactions contemplated under the Stock Purchase Agreement, which shall take place at the offices of Dechert Price & Rhoads, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, Pennsylvania 19103-2793 on or before June 30, 1999, or such other time as shall be mutually agreed upon by the parties hereto in writing.

            "Closing Date" shall mean the date on which the Closing under the Stock Purchase Agreement occurs.

            "Commission" shall mean the United States Securities and Exchange Commission.

            "Common Stock" shall mean (a) the Corporation's Common Stock, par value $.01 per share, as authorized on the date of this Agreement, (b) any other capital stock of any class or classes (however designated) of the Corporation, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference under the Certificate of Incorporation (as the same may be amended from time to time after the Closing), and (c) any other securities into which or for which any of the securities described in clause (a) or (b) of this definition may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.


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            "Conversion Price" shall mean, with respect to the conversion of the
Series D Preferred Stock to Common Stock, Eleven Dollars ($11.00) per share, as of the date of execution of this Agreement, subject to adjustment as provided in the Certificate of Designation.

            "Convertible Note" shall mean the 12% Senior Secured Convertible Note due March 18, 2000 issued by the Corporation, dated as of the date hereof, in favor of Investor.

            "Default Dividends" shall have the meaning set forth in the Certificate of Designation.

            "Documents" shall mean this Agreement, the Stock Purchase Agreement, the Certificate of Designation, the Loan Agreement and the Convertible Note.

            "Employee Benefit Plan" shall have the meaning set forth in the Stock Purchase Agreement.

            "ERISA" shall have the meaning set forth in the Stock Purchase Agreement.

            "Event of Default" shall have the meaning set forth in the Certificate of Designation.

            "Equity Securities" shall have the meaning set forth in Section 4(a) hereof.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

            "Exchange Act Registration Statement" shall mean a registration statement filed pursuant to the Exchange Act, relating to any class of equity securities of the Corporation.

            "Excluded Form" shall mean a registration statement filed pursuant to the Securities Act on Form S-8, S-4 or any similar or successor forms.

            "Excluded  Securities"  shall mean  those  securities  described  in
Section 4(g) hereof.

            "Form S-3" shall mean the form under the Securities Act as is in effect on the date hereof or any successor registration forms under the Securities Act subsequently adopted by the Commission which permit inclusion or incorporation of substantial information by reference to other documents filed by the Corporation with the Commission.

            "Holder" shall mean any holder of Series D Preferred Stock owning of record Registrable Securities that have not been sold to the public and, for purposes of this Agreement, a record holder of the Series D Preferred Stock convertible into such Registrable Securities shall be deemed to be the Holder of such Registrable Securities; provided, however, that the Corporation shall in no event be obligated to register the Series D Preferred Stock, and that Holders of


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Registrable Securities shall not be required to convert their shares of Series D
Preferred Stock into Common Stock in order to exercise the registration rights granted under Section 6 hereof, until immediately before the effectiveness of the offering to which the registration relates.

            "Initiating Holders" shall have the meaning set forth in Section 5(c)(ii) hereof.

            "Investor Notice of Acceptance"  shall have the meaning set forth in
Section 4(c) hereof.

            "Loan Agreement" shall mean the Convertible Loan and Security Agreement, dated as of the date hereof, by and between the Corporation, as borrower, and Investor, as lender, under such agreement.

            "Material Adverse Effect" shall mean (i) any adverse change in the condition (financial or otherwise), assets (including without limitation, patents and licenses to patents), liabilities, business, results of operations or prospects of the Corporation and its subsidiary, which change, individually or in the aggregate, is material to the Corporation or its subsidiary, or (ii) any event, matter, condition or effect which impairs the ability of the Corporation or its subsidiary to perform on a timely basis its obligations under this Agreement or the Stock Purchase Agreement or the consummation of the transactions contemplated by this Agreement and the Stock Purchase Agreement. Materiality under clauses (i) or (ii) hereof shall be as determined in good faith by Investor.

            "NASDAQ" shall mean the NASDAQ National Market.

            "Note Conversion Price" shall mean, with respect to the conversion of the Convertible Note to Common Stock, the Note Conversion Price specified in the Convertible Note, as the same may be adjusted in accordance with the terms thereof.

            "NYSE" shall mean the New York Stock Exchange.

            "Person" shall mean and include an individual, a corporation, a partnership, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof.

            "Register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

            "Registrable Securities" shall mean: (a) all the shares of Common Stock of the Corporation issued or issuable upon the conversion of the shares of Series D Preferred Stock that are now owned or may hereafter be acquired by any Holder or its permitted successors and assigns, all the shares of Common Stock of the Corporation issued or issuable upon the conversion of the Convertible Note that are now owned or hereafter acquired by Investor or its


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permitted  successors  and assigns and any other shares of Common Stock acquired by such Holder pursuant to Section 4 of this Agreement; and (b) any shares of Common Stock of the Corporation issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of all such shares of Common Stock described in clause (a) of this definition; excluding in all cases, however, (i) any Registrable Securities sold pursuant to registration under the Securities Act or (ii) any Registrable Securities sold, subsequent to the Corporation's initial public offering of securities registered under the Securities Act, pursuant to Rule 144 (or similar or successor rule) promulgated under the Securities Act.

            "Registrable Securities then outstanding" shall mean the number of shares of Registrable Securities that are then issued and outstanding or are then issuable pursuant to the exercise or conversion of then outstanding and then exercisable options, warrants or convertible securities.

            "Registration Expenses" shall have the meaning set forth in Section 5(d) hereof.

            "Remaining Securities" shall have the meaning set forth in Section 4(d) hereof.

            "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

            "Series D Preferred Stock Director" shall have the meaning set forth in the Certificate of Designation.

            "Series D Preferred Stock" shall mean the Corporation's authorized 200,000 shares of Series D Convertible Preferred Stock, par value $.01 per share, having the designations, rights, preferences and privileges and qualifications, limitations and restrictions of preferred stock set forth in the Certificate of Designation.

            "Shareholder   Protection   Rights   Agreement"   shall   mean  that
Shareholder Protection Rights Agreement dated September 15, 1997, by and between the Corporation and the American Stock Transfer & Trust Company.

            "Subsidiary" means any corporation with respect to which a majority of the voting stock is owned directly or indirectly by the Corporation.

            "Stock Purchase Agreement" shall mean the Stock Purchase Agreement dated as of the date hereof, by and among the Corporation, Investor and the Purchasers named therein, as the same may be amended from time to time.

            "Violation" shall have the meaning set forth in Section 5(h)(i) hereof.


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            SECTION 2. COVENANTS OF THE CORPORATION NOT SURVIVING CONVERSION. So
long as any shares of the Series D Preferred Stock are outstanding, the Corporation hereby covenants and agrees as follows:

            (a) Reserve for Reserved Shares. The Corporation currently has reserved an aggregate of (i) Two Million Two Hundred Seventy-Six Thousand Three Hundred Sixty-Four (2,276,364) shares of its authorized but unissued shares of Common Stock for purposes of effecting the conversion of the shares of Series D Preferred Stock and paying Investor and Purchasers dividends in Common Stock during the three (3) years immediately following the date of original issuance of Series D Preferred Stock; and (ii) One Million Five Hundred Thirty-Eight Thousand Four Hundred Sixty-Two (1,538,462) shares of its authorized but unissued Common Stock for purposes of effecting the conversion of the Convertible Note. The Corporation shall at all times take appropriate steps to reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the shares of Series D Preferred Stock, paying Investor and Purchasers dividends in Common Stock during the three (3) years following the date of original issuance of the Series D Preferred Stock and paying Default Dividends in respect to the Series D
Preferred Stock in accordance with the Certificate of Designation, the conversion of the Convertible Note and otherwise complying with the terms of this Agreement, such additional number of its duly authorized but unissued shares of Common Stock as shall be sufficient to effect the conversion of the shares of Series D Preferred Stock from time to time outstanding, the conversion of the Convertible Note or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the shares of Series D Preferred Stock, the conversion of the Convertible Note or otherwise to comply with the terms of this Agreement, the Corporation shall forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Corporation shall obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the shares of Series D Preferred Stock or upon conversion of the Convertible Note.

            (b) Financial Reports. The Corporation shall furnish Investor with the following:

                 (i) Monthly Reports. As soon as practicable, and in any case within thirty (30) calendar days after the end of each calendar month, the Corporation shall furnish each holder of twenty percent (20%) or more of the Series D Preferred Stock then outstanding with monthly unaudited financial statements (all prepared in accordance with generally accepted accounting principles consistently applied), including (A) an unaudited balance sheet as of the last day of such month, (B) an unaudited statement of income for such month, together with a cumulative statement of income from the first day of the then current fiscal year to the last day of such month, (C) a cash flow statement for such month, together with a cash flow statement from the first day of the then current fiscal year to the last day of such month, (D) a schedule showing

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all  prescription  data on new and  existing  users,  (E) an aging  schedule (or summary thereof) of all accounts receivable and accounts payable, and (F) a comparison between the actual figures for such month, the comparable figures (with respect to clauses (A), (B) and (C) only) for the prior year period and the comparable figures in the Budget. For the purposes of this Agreement, "Budget" shall mean the Corporation's annual operating and capital budget with monthly breakdowns prepared by management and signed by the President or the Chief Financial Officer of the Corporation. The foregoing financial statements shall be certified by the President or Chief Financial Officer of the Corporation to the effect that such statements fairly present the financial position and financial results of the Corporation for the fiscal period covered, and shall be accompanied by a written explanation of (A) any material differences between the operating and financial results and the Budget, (B) an
analysis  of  any  significant  problems,   changes,  events  and  achievements,
including without limitation, those involving sales and marketing activities and staffing and (C) a commentary on developing changes in the business outlook of the Corporation, together with a statement as to their anticipated effect on future operations and previous forecasts.

                 (ii) Annual Reports. As soon as practicable and in any case within ninety (90) calendar days after the end of each fiscal year (beginning with the fiscal year ending December 31, 1998), the Corporation shall furnish Investor with a balance sheet as of the end of such fiscal year, a statement of income and a statement of cash flows of the Corporation for such year, setting forth in each case in comparative form the figures from the Corporation's previous fiscal year, all prepared in accordance with generally accepted accounting principles consistently applied and audited by independent auditors. With the financial statements referred to in Sections 2(b)(i), the Corporation shall deliver to Investor a certificate executed by the President or Chief Financial Officer of the Corporation, and with the financial statements referred to in Section 2(b)(ii), there shall be delivered to Investor a certificate of the form of certified public accountants auditing such financial statements of the Corporation, in each case, to the effect that no knowledge has been obtained of any violation or default by the Corporation in the performance of its agreements or covenants contained herein, in the Certificate of Incorporation or in any other material agreement to which the Corporation is a party or of the occurrence of any condition, event or act which, with or without notice or lapse of time, or both, would constitute a violation or an event of default, or, if such firm or officer shall have obtained knowledge of any such violation, condition, event or act, it or he (as the case may be) shall specify in such certificate all such violations, conditions, events and acts and the nature and status thereof.

                 (iii) Budget and Operating Forecast. For each fiscal year of the Corporation, commencing with the fiscal year ending December 31, 1998, within thirty (30) calendar days before the last day of such fiscal year (and with respect to the fiscal year ending December 31, 1998, on or before the date of Closing), and at least thirty (30) calendar days before the last day of each fiscal year thereafter, management of the Corporation shall prepare and submit the Budget for the immediately succeeding fiscal year to the Board of Directors. The Budget shall be accepted as the Budget for such fiscal year when it has been approved by a majority vote of the Board of Directors (the Budget approval process shall hereinafter be referred


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to as the "Budget Vote").  The Corporation shall furnish Investor with a copy of the approved Budget no later than ten (10) business days after the Budget Vote. The approved Budget shall be reviewed by the Corporation periodically and all necessary changes or revisions to the Budget shall be resubmitted to the Board of Directors and shall be accepted when approved in accordance with, and the Corporation shall not make any such changes to, the Budget without approval in accordance with, the Budget Vote.

                 (iv) Auditor's Letters. No later than five (5) business days following receipt by the Corporation, the Corporation shall furnish Investor with each audit response letter, accountant's management letter and other written report submitted to the Corporation by its independent public accountants in connection with an annual or interim audit of the books of the Corporation.

                 (v) Notice of Actions. No later than five (5) business days after the commencement thereof, the Corporation shall furnish Investor with written notice of all actions, suits, claims, proceedings, investigations and that could have, individually or in the aggregate, a Material Adverse Effect.

                 (vi) Other Information. Promptly, from time to time, the Corporation shall furnish Investor with such other information regarding the business, prospects, financial condition, operations, property or affairs of the Corporation as Investor reasonably may request.

                 (vii) Subsidiaries. If for any period the Corporation shall have any subsidiary or subsidiaries whose accounts are consolidated with those of the Corporation, then in respect of such period, the Corporation shall furnish Investor with the financial statements, letters, notices and other information delivered pursuant to the foregoing Sections 2(b)(i) through 2(b)(vi) shall be the consolidated financial statements of the Corporation and all such consolidated subsidiaries and the letters, notices and other information relating to the Corporation and all such subsidiaries, as well.

            (c) System of Accounting. The Corporation shall maintain a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and shall set aside on its books all such proper reserves as shall be required by generally accepted accounting principles consistently applied.

            (d) Related Transactions. The Corporation shall not, without the approval by a majority vote of the Board of Directors (including the approval of two (2) independent directors), directly or indirectly, except for employment arrangements with its officers, enter into any Related Transactions in excess of the amount set forth in Item 404(a) of Regulation S-K of the Exchange Act in effect as of the date hereof. All such Related Transactions shall be conducted only on an arm's length basis and on terms no less favorable to the Corporation than could be obtained from non-related persons.

            (e) Rule 144. As set forth in Section 5(l) hereto, the Corporation shall take all necessary action to comply with the requirements of Rule 144 under the Securities Act.


            SECTION 3. COVENANTS OF THE CORPORATION SURVIVING CONVERSION. At all times from the date of this Agreement the Corporation hereby agrees to the following covenants:

            (a) NASDAQ Listing. The Corporation shall take all actions necessary or appropriate to ensure that the shares of stock issuable upon conversion of the Series D Preferred Stock or upon conversion of the Convertible Note are listed or authorized to be quoted on the NASDAQ or listed on any national securities exchange on which shares of Common Stock are then listed. The Corporation will take all actions necessary or appropriate to ensure that it maintains a public market for its Common Stock on the American Stock Exchange, NASDAQ or the NYSE. If the Common Stock of the Corporation ceases to be listed or authorized to be quoted on any national securities exchange or the public market for the Common Stock of the Corporation otherwise ceases to exist, the Corporation shall engage an investment bank, reasonably acceptable to the Corporation and the holders of record of a majority of the shares of the Series D Preferred Stock then outstanding (or if applicable, the Holder of the Convertible Note), to determine the fair market value price of the Common Stock, from time to time in connection with Paragraphs A.3., A.5. and A.6. of the Certificate of Designation, or in connection with Section 3 of the Convertible Note.

            (b) VCOC Qualification. So long as Investor owns any fully-diluted voting stock of the Corporation (assuming conversion in full of the share of Series D Preferred Common Stock), such investment shall qualify as a venture capital operation company under applicable ERISA laws ("VCOC"). The Corporation covenants and agrees Investor shall therefore be entitled to meet periodically with the management of Corporation on a timely basis to discuss financial results, business prospects and other matters upon Investor's reasonable request and that Investor or its designated representative shall be afforded free and full access, at all reasonable times, and with reasonable prior notice, to all of the books, records and properties of the Corporation and to all officers, employees and accountants or auditors of the Corporation and to make proposals to the Corporation, the Board of Directors of the Corporation and/or senior management of the Corporation.

            (c) Representation of the Board of Directors.

                 (i) So long as the holders of record of a majority of shares of Series D Preferred Stock have the right to elect one (1) or more Series D Preferred Stock Director (as set forth in the Certificate of Designation), then provided that such Series D Preferred Stock Director(s) is (or are) not an employee of Investor, the Corporation shall pay the Series D Preferred Stock Director a director's fee equal to the fees received by non-employee directors of the Corporation and shall be entitled to receive the same indemnification, officers and directors insurance coverage and other protections as are made available by the Corporation to non-employee directors of the Corporation. So long as no Event of Default has occurred or is continuing, and so long as the proposed Series D Preferred Stock Director is not an employee of Investor, the Corporation shall have the right to approve the Series D Preferred Stock Director (which approval shall not be unreasonably withheld or delayed). The Corporation shall reimburse the Series D Preferred Stock Director for all reasonable out-of-pocket expenses associated with all activities related to the Series D Preferred Stock Director's duties as a member of the Board of Directors or any committee thereof. The Corporation hereby agrees to take any and all steps necessary to effectuate the rights granted to the holders of record of Series D Preferred Stock set forth in Paragraph A.8.(c) of the Certificate of Designation.

                 (ii) So long as Investor owns ten percent (10%) of the shares of the fully diluted voting stock of the Corporation then outstanding, the Corporation shall take such necessary action to ensure that Investor is entitled to elect one (1) director to the Board of Directors of the Corporation.

            (d) Registration Rights. The Corporation shall take all necessary action to give effect to the registration rights set forth in Section 5 hereto.

            (e) Antitakeover Statute; Shareholder Protection Rights Agreement. The Corporation and its Board of Directors shall (i) take all action necessary to guarantee that no state takeover statute or similar statute or regulation is or becomes applicable to this Agreement or any of the transactions contemplated hereby and (ii) if any state takeover statute or similar statute or regulation becomes applicable to this Agreement or any of the transactions contemplated hereby, take all action necessary to guarantee that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the transactions contemplated by this Agreement. The Corporation and its Board of Directors shall take all necessary action to guarantee that no rights distributed pursuant to the Shareholder Protection Rights Agreement become exercisable as a result of the transactions contemplated by the Documents. The Corporation shall not take any action to create any new or additional rights similar to those set forth in the Shareholder Protection Rights Agreement, or in addition, any anti-takeover measures that could have the effect of restricting the rights of Holders under the Documents.

            (f) Securities Filings. The Corporation shall take all necessary or appropriate actions requested by Investor to assist Investor in complying with Investor's obligations to make any and all securities filings under the Exchange Act, the Securities Act or the applicable state securities laws of any state required in connection with the transactions contemplated herein.

            (g) Protective Agreements. The Corporation shall, and shall cause its Subsidiary to, enter into agreements (substantially in the form utilized by the Corporation as of the date of execution of this Agreement) with all Persons with whom the Corporation or its Subsidiary plans to share, disclose or otherwise make available its Confidential Information (as defined below) pursuant to which such Persons will be bound contractually to protect from disclosure and keep confidential such the Corporation' or its subsidiary's Confidential Information and not to use any such Confidential Information for any purpose other than as may be specifically provided in such agreement. For purposes of this Section 3(g) "Confidential Information" shall mean the Corporation's or its Subsidiary's trade secrets, business plans, technology, procedures, manuals, confidential reports and communications, lists of potential customers and clients, any information and materials received by the Corporation or its Subsidiary from third parties in confidence (or subject to non-disclosure or similar covenants), production processes, product designs, marketing techniques and arrangements, mailing lists, purchasing information, pricing policies, quoting procedures, non-public financial information, customer and prospect names and requirements, employee, customer, supplier and distributor data and other materials or information relating to the Corporation's or its Subsidiary's business and activities and the manner in which the Corporation or its Subsidiary does business, discoveries, concepts, and ideas, including, without limitation, the nature and results of research and development activities, processes, formulas, inventions, techniques and "know-how," any other materials or information related to the business or activities of the Corporation or its Subsidiary, which are not generally known to others engaged in similar businesses or activities and all ideas which are derived from or relate to the Corporation's or its Subsidiary's access to any of the above mentioned materials and information.


            SECTION 4. RIGHT OF FIRST REFUSAL. Investor shall be entitled to the following right of first refusal:

            (a) Except in the case of Excluded Securities, in the event that the Corporation, after the initial twelve (12) months from the date of issuance of the Series D Preferred Stock, issues, sells or exchanges, agrees to issue, sell or exchange, or reserves or sets aside for issuance, sale or exchange, (i) any shares of Common Stock, (ii) any other equity security of the Corporation, (iii) any debt security of the Corporation which by its terms is convertible into or exchangeable for, with or without consideration, any equity security of the Corporation, (iv) any security of the Corporation that is a combination of debt and equity or (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity security or any such debt security of the Corporation (collectively, the "Equity Securities"), at a price or with a conversion price below the Conversion Price while any shares of the Series D Preferred Stock are outstanding (or, at any time that the Convertible Note is outstanding or shares of Common Stock are outstanding upon conversion of the Convertible Note, at a price per share less than the Note Conversion Price), the Corporation shall first offer to sell to Investor the

Equity Securities by giving Investor Written Notice thereof delivered to Investor (the "Offer"), which Offer by its terms shall remain open and irrevocable for a period of twenty (20) business days from the date the Offer is received by Investor.

            (b) Investor shall have the right, but not the obligation, to purchase any or all of the Equity Securities on the same terms as specified in the Offer to purchase the Equity Securities.

            (c) Notice of Investor's intention to accept, in whole or in part, an Offer shall be evidenced by a writing signed by Investor and delivered to the Corporation at or prior to the end of the twenty (20) business day period commencing with the date the Offer is received by Investor (or, if later, within ten (10) calendar days after the giving of any written notice of a material change in such Offer), setting forth such portion (specifying number of shares, principal amount or the like) of the Equity Securities as the Investor elects to purchase (the "Investor Notice of Acceptance").

            (d) The Corporation shall have ninety (90) calendar days from the expiration of the foregoing twenty (20) business day period to sell all or any part of such Equity Securities as to which an Investor Notice of Acceptance has not been given by Investor (the "Remaining Securities") to any other person or persons, but only upon terms and conditions in all material respects, including without limitation, unit price and interest rates (but excluding payment of legal fees of counsel of the purchaser), which are no more favorable, in the aggregate, to such other person or persons or less favorable to Corporation than those set forth in the Offer. Upon the closing of the sale to such other person or persons of all the Remaining Securities, which shall include payment of the purchase price to the Corporation in accordance with the terms of the Offer, if Investor has timely submitted an Investor Notice of Acceptance, Investor shall purchase from the Corporation, and the Corporation shall sell to Investor, the Equity Securities in respect of which an Investor Notice of Acceptance was delivered to the Corporation by Investor, at the terms specified in the Offer. The purchase by Investor of any Equity Securities is subject in all cases to the preparation, execution and delivery by the Corporation and Investor of customary documentation relating to such Equity Securities as is satisfactory in form and substance to Investor and its counsel.

            (e) In each case, any Equity Securities not purchased by Investor or by a person or persons in accordance with Section 4(d) may not be sold or otherwise disposed of until they are again offered to Investor under the procedures specified in Sections 4(a), (b), (c), and (d) hereof.

            (f) The Corporation hereby agrees that on or prior to the issuance to any person of any Equity Securities not purchased by Investor hereunder, but excluding issuances made pursuant to a public offering, the Corporation shall cause such person to acknowledge in writing Investor's rights under this Agreement.

            (g) The rights of Investor under this Section 4 shall not apply to the following securities (the "Excluded Securities"):

                 (i) Common Stock or options to purchase shares of Common Stock, issued to officers, employees or directors of, or consultants to, the Corporation, pursuant to the 1992 Stock Option Plan, the 1996 Stock Option Plan, the Non-Employee Director Stock Option Plan or any other plan subsequently approved by the Corporation; provided, however, that the maximum number of shares of Common Stock heretofore or hereafter issued or issuable pursuant to all such agreements, plans and arrangements shall not exceed an aggregate (as constituted on the date hereof) Two Million Three Hundred Two Thousand (2,302,000) shares of Common Stock;

                 (ii) Common Stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of Common Stock;

                 (iii) Common Stock issued upon conversion of any shares of Series D Preferred Stock; and

                 (iv) any securities  issued for  consideration  other than cash
pursuant  to  a  merger,   consolidation,   acquisition   or  similar   business
combination.


            SECTION 5. REGISTRATION RIGHTS.

            (a) Restrictive Legend. Each certificate for the Series D Preferred Stock and each certificate for any such securities issued to subsequent transferees of any such certificate shall be stamped or otherwise imprinted with the following legend and shall not be transferable except in compliance with or a valid exception from the Securities Act and applicable state "blue sky" laws:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW."

            (b) Shelf Registration.

                 (i) The Corporation shall, at its cost, file with the Commission and thereafter shall use its best efforts to cause to be declared effective, not later than 150 days after Closing, a registration statement (the "Shelf Registration Statement"), on a Form S-3 or any successor form thereto, if the Company is then eligible, or in connection with the Convertible Note in no event later than one hundred fifty (150) days after the Date of Conversion of the Convertible Note, on a Form S-3 or any successor form thereto, if the Company is then eligible, relating to the offer and sale of the shares of Common Stock issuable upon conversion of the shares of Series D Preferred Stock and Common Stock issuable in respect of any dividends described in the Certificate of Designation on the shares of Series D Preferred Stock as well as shares of Common Stock issuable upon conversion of the Convertible Note (the "Securities") by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "Shelf Registration"); provided, however, that no Holder of Securities (other than Investor or any Purchaser) shall be entitled to have the Securities covered by such Shelf Registration Statement unless such Holder of Securities agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder of Securities.

                 (ii) The Corporation shall use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of
Securities until the expiration of the holding period with respect to the Securities set forth in clause (k) of Rule 144 promulgated under the Securities Act or such shorter period that will terminate when all the shares of Securities covered by the Shelf Registration Statement have been sold pursuant thereto. The Corporation shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of the Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law. (iii).Notwithstanding any other provisions of this Agreement to the contrary, the Corporation shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (c) Shelf Registration Procedures. In connection with any Shelf Registration contemplated by Section 5(b) hereof, the following provisions shall apply:

                 (i) The Corporation shall (A) furnish to Investor, each Purchaser, and each Holder of Securities prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that Investor, any Purchaser or any Holder of Securities is participating in the Shelf Registration Statement, shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as such Investor, Purchaser or any Holder of Securities reasonably may propose; and (B) include the names of the Holders of Securities who propose to sell Securities pursuant to the Shelf Registration Statement as selling security holders.

                 (ii) The Corporation shall advise (and confirm such advice in writing if requested by the recipient of the advice) Investor, Purchaser and the Holders of Securities:

                    (A) when the Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                    (B) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;

                    (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                    (D) of the receipt of the Corporation or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                    (E) of the happening of any event that requires the Corporation to make changes in the Shelf Registration Statement or the prospectus in order that the Shelf Registration Statement or the prospectus does not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                 (iii) The Corporation  shall use its best efforts to obtain the
withdrawal  at  the  earliest   possible  time  of  any  order   suspending  the
effectiveness of the Shelf Registration Statement.

                 (iv) The Corporation shall furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder of Securities so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                 (v) The Corporation shall deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Corporation consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto included in the Shelf Registration Statement by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by such prospectus or any such amendment or supplement.

                 (vi) Prior to any public offering of the shares of Securities, pursuant to any Shelf Registration Statement, the Corporation shall register or qualify or cooperate with the Holders of Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of Securities covered by such Shelf Registration Statement; provided, however, that the Corporation shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified or (B) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

                 (vii) The Corporation shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders of Securities may request a reasonable period of time prior to sales of the Securities pursuant to such Shelf Registration Statement.

                 (viii) Upon the occurrence of any event contemplated by paragraphs (B) through (E) of Section 5(c)(ii) above during the period for which the Corporation is required to maintain an effective Shelf Registration Statement, the Corporation shall promptly prepare and file a post-effective amendment to the Shelf Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Corporation notifies Investor, Purchasers and the Holders of Securities then Investor, Purchasers and the Holders of Securities shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 5(b) above shall be extended by the number of days from and including the date of the giving of such notice to and including the date when Investor, Purchasers and the Holders of Securities shall have received such amended or supplemented prospectus pursuant to this Section 5(c)(viii).

                 (ix) The Corporation will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement (which need not be audited) satisfying the provisions of
Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Corporation's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

                 (x) Each Holder of Securities to be sold pursuant to the Shelf Registration Statement shall furnish to the Corporation such information regarding the Holder and the distribution of the Securities as the Corporation may from time to time reasonably require and request for inclusion in the Shelf Registration Statement (and shall promptly correct any information previously furnished if the inclusion of such information in such Shelf Registration Statement would be materially misleading), and the Securities of any Holder that unreasonably fails to furnish such information that unreasonably fails to furnish such information within a reasonable time after receiving such request.

                 (xi) The Corporation shall enter into such customary agreements (including if requested an underwriting agreement in customary form) and take all such other action, if any, as any Holder of Securities shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration. If an underwriting agreement is entered into pursuant to this paragraph, the Corporation shall cause any such agreement to contain indemnification provisions and procedures substantially similar to those set forth in Section 5(j) hereof (or such other procedures acceptable to the Holders of a majority of the aggregate principal amount of the Securities registered under the applicable Shelf Registration Statement and the managing underwriters, if any) with respect to all parties to be indemnified pursuant to Section 5(j) hereof.

                 (xii) In the case of any Shelf Registration, the Corporation shall (A) make reasonably available for inspection by the Holders of Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Corporation and (B) cause the Corporation's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case as shall be reasonably necessary, in the judgment of the Holder or any such underwriter, attorney, accountant or agent referred to in this paragraph, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Investor, Purchasers and Holders of Securities by one counsel designated by and on behalf of such other parties and provided, further, that as to any information that is designated in writing by the Corporation, in good faith, as confidential at the time of delivery, such information shall be kept confidential by the Holders of Securities or by any such underwriter, attorney, accountant or other agent.

                 (xiii) In the case of any Shelf Registration, (A) the Corporation, if reasonably requested by Holders of a majority of the Securities covered by such Shelf Registration, which request shall not be more frequent than once per fiscal quarter, shall cause its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders of Securities and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement, provided such opinion is requested prior to the effective date (it being agreed that the matters to be covered by such opinion shall include such matters as are customarily included in opinions requested in underwritten offerings); and (B) the Corporation, if requested by any majority of Holders of Securities covered by such Shelf Registration, shall cause its officers to execute and deliver all customary documents and certificates and updates thereof reasonably requested.

                 (xiv) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Corporation shall use its best efforts to assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by (A) if such Rules or By-Laws shall so require, engaging a "qualified independent underwriter" (as defined in Section 2720 thereof) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5(j) hereof and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD.

                 (xv) The Corporation shall use its best efforts to take all other steps necessary to effect the registration of the Securities covered by a Shelf Registration Statement contemplated hereby.

            (d) Demand Registration. In the event of the occurrence of any of the following (1) the Corporation fails to file the Shelf Registration Statement, (2) the Corporation fails to cause the Shelf Registration Statement to be continuously effective, or (3) the expiration of the holding period referred to in Section 5(b)(ii), provided, however, that the Holders of at least fifty percent (50%) of the Registrable Securities then outstanding shall be required in order to request registration of the Registrable Securities under
Section 5(d)(3):

                 (i) If the Corporation receives a written request from the Holders of at least fifty percent (50%) of the Registrable Securities then outstanding that the Corporation file a registration statement on Form S-1 (or similar successor forms) under the Securities Act covering the registration of the Registrable Securities, then the Corporation shall, within ten (10) business days after the receipt thereof, give written notice of such request to all Holders, and effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered and included in such registration, subject only to the limitations of this Section 5(d).

                 (ii) If the Holders initiating the registration request under this Section 5(d) ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Corporation as a part of their request made pursuant to this Section 5(d) and the Corporation shall include such information in the written notice referred to in Section 5(d)(i) hereof. In such event, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting.

                 (iii) The Corporation is obligated to effect only two (2) such registrations pursuant to Section 5(d)(3) set forth above; provided, however, that no such limitation shall apply with respect to the circumstances set forth in Section 5(d)(1) or 5(d)(2) set forth above.

                 (iv) All expenses incurred in connection with the demand registrations effected pursuant to this Section 5(d), including without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Corporation, and of one counsel for the participating Holders together (the "Registration Expenses") shall be borne by the Corporation.

                 (v) Notwithstanding the requirement in Section 5(d)(i), under the circumstances set forth in Section 5(d)(3) above, the Corporation may elect to effect the registration of the Registrable Securities by filing a registration statement on Form S-3 (or similar successor forms) if such registration is not an underwritten offering of the Registrable Securities.

            (e) Piggyback Registrations.

                 (i) The Corporation shall notify all Holders of Registrable Securities in writing at least forty-five (45) calendar days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Corporation (including, but not limited to, registration statements relating to secondary offerings of securities of the
Corporation, but excluding registration statements on an Excluded Form or relating to any employee benefit plan or a corporate reorganization) and shall afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) calendar days after receipt of the above-described notice from the Corporation, so notify the Corporation in writing, and in such notice shall inform the Corporation of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Corporation, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Corporation with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                 (ii) If the registration statement under which the Corporation gives notice under this Section 5(e) (the "Piggyback Registration") is for an underwritten offering, the Corporation shall so advise the Holders of
Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 5(e)
shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in such customary form with the managing underwriter or underwriters selected for such underwriting. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Corporation and the underwriter, delivered at least five (5) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

                 (iii) If any of the Registrable Securities registered pursuant to any Piggyback Registration are to be sold in one or more firm commitment underwritten offerings, and the managing underwriters advise in writing the Corporation and the holders of such Registrable Securities that in its or their opinion or, in the case of a Piggyback Registration not being underwritten, the Corporation shall reasonably determine (and notify the holders of Registrable Securities of such determination), after consultation with an investment banker of nationally recognized standing, that the number of shares of Common Stock (including Registrable Securities) proposed to be sold in such offering exceeds the maximum number of shares of Common Stock that can be sold in such offering, the Corporation shall include in such registration only such maximum number of shares of Common Stock (including Registrable Securities) which, in the opinion of such underwriter or underwriters, or the Corporation, as the case may be, selected in the following order of priority: (i) first, all of the shares of Common Stock that the Corporation proposes to sell for its own account, if any, and (ii) second, the securities requested to be included in such registration by Holders and the Prior Holders (as defined below) that have requested their securities to be included therein, and which the managing underwriters shall in their reasonable discretion deem advisable, allocated pro rata, based upon the number of shares of Common Stock that each such person shall have requested to be included therein, among (X) the Holders and (Y) persons having registration rights pursuant that certain Registration Rights Agreement, dated September 29, 1995, between the Corporation and the persons named therein (the "Prior Holders").

                 (iv) All Registration Expenses incurred in connection with a registration pursuant to this Section 5(e) shall be borne by the Corporation.

            (f) Additional Registration Rights. If the Corporation grants registration rights to holders of any security of the Corporation which are more favorable to such holders than the registration rights granted hereunder, then such more favorable registration rights shall also be deemed to be granted to the Holders of the Registrable Securities hereunder, and the Corporation covenants and agrees to take any and all steps necessary to modify the terms of this Agreement to so provide.

            (g) Obligations of the Corporation. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Corporation shall, as expeditiously as reasonably possible:

                 (i) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective within one hundred fifty (150) days of notice from the Holders of the Registrable Securities;

                 (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and to keep such registration statement effective, in the case of a firm commitment underwriting, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Securities covered thereby or one hundred eighty (180) calendar days after the effective date thereof; provided, however, that such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any Registrable Securities included in such registration at the request of an underwriter of the Common Stock or if the Corporation has provided the notice described in subparagraph (vii) below;

                 (iii) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration;

                 (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided, that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                 (v) Use its best efforts to list the securities covered by such registration statement with any securities exchange, if any, on which the Common Stock of the Corporation is then listed;

                 (vi) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

                 (vii) Notify each Holder of Registrable Securities and each underwriter under such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly thereafter, prepare and furnish to all Holders a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                 (viii) Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (A) an opinion, dated as of such date, of the counsel representing the Corporation, for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (B) a "comfort" letter dated as of such date, from the independent certified public accountants of the Corporation, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of the Registrable Securities; and

                 (ix) Make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

            (h) Furnish Information. It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to Sections 5(b), 5(d) and 5(e) that the selling Holders shall furnish to the Corporation such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

            (i) Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 5(b), 5(d) or 5(e):

                 (i) To the extent permitted by law, the Corporation shall indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"):

                    (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,

                    (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                    (C) any violation or alleged violation by the Corporation of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement, and the Corporation shall reimburse each such Holder, or a partner, officer or director, underwriter or controlling person of such Holder for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this
Section 5(j) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld or delayed), nor shall the Corporation be liable in any case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, or a partner, officer, director, underwriter or controlling person of such Holder.

                 (ii) To the extent permitted by law, each selling Holder shall indemnify and hold harmless the Corporation, each of its directors and officers who have signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Corporation or any such director, officer, controlling person, underwriter or other such Holder, or a partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities

(or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder shall reimburse any legal or other expenses reasonably incurred by the Corporation or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 5(j) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, further, that the total amounts payable in indemnity by a Holder under this Section 5(j)(ii) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

                 (iii) Promptly after receipt by an indemnified party under this
Section 5(j) of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 5(j), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5(j), but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5(j).

                 (iv) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (A) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 5(j) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5(j) provides for indemnification in such case, or (B) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 5(j), then, and in each such case, the Corporation or such Holder shall contribute to the aggregate losses, claims, damages or liabilities as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that, in any such case, (1) no such Holder shall be required to contribute  any  amount  in  excess  of the  public  offering  price of all such
Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (2) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 (v) The  obligations of the  Corporation and Holders under this
Section 5(j) shall survive the completion of any offering of Registrable Securities in a registration statement, and the termination of this Agreement.

            (j) "Market Stand-Off" Agreement. Holder hereby agrees that it shall not, to the extent requested by the Corporation and an underwriter of Common Stock of the Corporation, sell or otherwise transfer or dispose of any Registrable Securities (other than Registrable Securities being registered in such offering) for up to that period of time following the effective date of a registration statement of the Corporation filed under the Securities Act as is requested by the managing underwriter(s) of such offering, not to exceed one hundred twenty (120) calendar days; provided, however, that:

                 (i) such agreement shall be applicable only to the first such registration statement of the Corporation which covers securities to be sold on its behalf to the public in an underwritten offering but not to Registrable Securities sold pursuant to such registration statement; and

                 (ii) all officers, directors and ten percent (10%) or greater stockholders of the Corporation, provided such stockholders have acquired such securities directly from the Corporation, then holding Common Stock of the Corporation, shall enter into similar agreements.

            In order to enforce the foregoing covenant, the Corporation may impose stop transfer instructions with respect to the then-remaining Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

            (k) Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, the Corporation agrees to:

                 (i) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                 (ii) File with the Commission in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act; and

                 (iii) So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon request a written statement by the Corporation as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents of the Corporation as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

            (l) Removal of Legends, Etc. Notwithstanding the foregoing provisions of this Section 5, the restrictions imposed by this Section 5 upon the transferability of any Registrable Securities shall cease and terminate when any such Registrable Securities are sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement which does not require that the securities transferred bear the legend set forth in Section 5(a). Whenever the restrictions imposed by this Section 6 shall terminate as herein provided, the Holder of any Registrable Securities as to which such restrictions have terminated shall be entitled to receive from the Corporation, without expense, one or more new certificates not bearing the restrictive legend set forth in Section 5(a) and not containing any other reference to the restrictions imposed by this Section 5.

            (m) Filing of Reports Under the Exchange Act. The Corporation shall give prompt notice to the Investor and Purchasers of:

                 (i) the filing of an Exchange Act Registration Statement; and

                 (ii) the effectiveness of such Exchange Act Registration Statement and the number of shares of such class of equity securities outstanding as reported in such Exchange Act Registration Statement, in order to enable the parties to this Agreement to comply with any reporting requirements under the Exchange Act or the Securities Act. The Corporation shall, at any time after the Corporation shall register any shares of Common Stock under the Securities Act and upon the written request of Investor or any Purchaser, file an Exchange Act Registration Statement relating to any class of Equity Securities of the Corporation then held by Investor or Purchaser, whether or not the class of equity securities with respect to which such request is made shall be held by at least the number of persons which would require the filing of a registration statement under Section 12(g)(1) of the Exchange Act. The Corporation shall comply with all the reporting requirements of the Exchange Act, and shall comply with all other public information reporting requirements of the Commission as a condition to the availability of an exemption from the Securities Act (under Rule 144 thereof, as amended from time to time, or successor rule thereto or otherwise) for the sale of Common Stock by Investor or the Purchasers. The Corporation shall cooperate with Investor and Purchasers in supplying such information as may be necessary for Investor or Purchasers to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act (under Rule 144 thereof or otherwise) for the sale of Common Stock by Investor or any Purchaser.

            (n) Underwritten Registration. If any of the Registrable Securities are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Corporation and, in the case of a registration effected under Sections 5(b), 5(d) or 5(f), approved in writing by the Holders of at least fifty (50%) percent of the Registrable Securities requesting inclusion of their Registrable Securities in such registration statement.


            SECTION 6. DURATION OF AGREEMENT. Except for those provisions that, by their terms, terminate sooner, all rights and obligations of Investor or each Purchaser under this Agreement shall terminate as to Investor and each Purchaser upon written consent of the holders of at least sixty-six and 67/100 percent (66.67%) of the shares of Series D Preferred Stock (including shares of Common Stock into which converted).


            SECTION 7. SEVERABILITY; GOVERNING LAW. If any provisions of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms. The parties hereto agree that Investor would suffer irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached by the Corporation. It is accordingly agreed that Investor shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any state court located in the State of New York, or the United States District Court for the Southern District of New York or any federal court in the State of New York (as to which the Corporation agrees to submit to jurisdiction for the purposes of such or any other action), this being in addition to any other remedy to which Investor is entitled at law or in equity, and, if Investor is successful on the merits in any such action, that the costs and expenses (including reasonable attorneys' fees) incurred by Investor in seeking enforcement of this Agreement or the Certificate of Designation shall be the sole and exclusive responsibility of the Corporation. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware excluding its principles of conflicts of law.


            SECTION 8. BENEFITS OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, legal representatives and heirs. Subject to the terms of this Agreement, including the five percent (5%) limitation set forth below, Investor or any Purchaser may transfer any or all of its rights hereunder to any purchaser or transferee of all or a portion of the currently outstanding shares of Series D Preferred Stock, including any right or interest therein, without the prior written consent of the Corporation or any stockholder of the Corporation. In the event that a transfer involves at least five percent (5%) of the currently outstanding shares of Series D Preferred Stock, including any right or interest therein, such transferee shall be deemed to be "Investor," or "Purchaser" and a "Holder", as appropriate, for purposes of this Agreement, and may again transfer such rights in accordance with, and subject to, the terms of this Agreement.


            SECTION 9. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by cable, telegram, facsimile transmission with confirmation of receipt, or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

                        if to Investor:
                        ---------------

                        OCM Principal Opportunities Fund, L.P.
                        c/o Oaktree Capital Management, LLC
                        333 South Grand Avenue, 28th Floor
                        Los Angeles, CA 90071
                        Attention:  Stephen Kaplan, Principal
                                    Phone:  213-830-6350
                                    Michael P. Harmon, Vice President
                                    Phone:  213-830-6352
                                    Fax:    213-830-6395

                        with a required copy to:
                        ------------------------

                        Dechert Price & Rhoads
                        4000 Bell Atlantic Tower
                        1717 Arch Street
                        Philadelphia, PA  19103
                        Attention:  Donna E. Ostroff, Esq.
                                    Phone:  215-994-4000
                                    Fax:    215-994-2222

                        If to Purchasers:

                        See Exhibit A hereto.

                        if to the Company:
                        ------------------

                        CollaGenex Pharmaceuticals, Inc.
                        301 South State St.
                        Newtown, PA 18940
                        Attention:  Nancy Broadbent,
                                    Senior Vice President and
                                     Chief Financial Officer
                                    Phone:  215-579-7388
                                    Fax:    215-579-8577
                        with a required copy to:
                        ------------------------

                        Buchanan Ingersoll Professional Corporation
                        Princeton Forrestal Center
                        500 College Road East
                        Princeton, NJ 08540
                        Attention:  David J. Sorin, Esq.
                                    Phone:  609-987-6800
                                    Fax:    609-520-0360

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).


            SECTION 10. CHANGES. The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to the written consent of the holders of at least sixty-six and 67/100 percent (66.67%) of the shares of Series D Preferred Stock (including shares of Common Stock into which converted, or in the case of the Convertible Note, the Holder of the Convertible Note or the holders of at least sixty-six and 67/100 percent (66.67%) of the shares of Common Stock upon conversion of the Convertible Note). Any rights applicable to Investor may be waived by Investor without the consent of the Corporation, Purchasers or the other stockholders of the Corporation.


            SECTION  11.   CAPTIONS.   The  captions  herein  are  inserted  for
convenience only and shall not define, limit, extend or describe the scope of this Agreement or affect the construction hereof.


            SECTION 12. NOUNS AND PRONOUNS. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of names and pronouns shall include the plural and vice-versa.

            SECTION 13. MERGER PROVISION. This Agreement (as the same may be amended from time to time), the Stock Purchase Agreement, the Convertible Loan Agreement and the Convertible Note constitute the entire agreement and understanding among the parties pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements therewith.


            SECTION 14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf.


                                    CORPORATION:
                                    ------------

                                    COLLAGENEX PHARMACEUTICALS, INC.

                                    By: /s/ Brian M. Gallagher
                                       -----------------------------------
                                       Name:  Brian M. Gallagher
                                       Title: President and Chief Executive
                                               Officer

                                    By: /s/ Nancy C. Broadbent
                                       -----------------------------------
                                       Name:  Nancy C. Broadbent
                                       Title: Vice President and Chief Financial
                                               Officer



                                    INVESTOR:
                                    ---------

                                    OAKTREE PRINCIPAL OPPORTUNITIES FUND, L.P.

                                    By: Oaktree Capital Management, LLC, its
                                        general partner

                                    By: /s/ Stephen Kaplan
                                       -----------------------------------
                                       Name:  Stephen Kaplan
                                       Title: Principal

                                    By: /s/ Michael Harmon
                                       -----------------------------------
                                       Name:  Michael Harmon
                                       Title: Vice President



                                    PURCHASERS:
                                    -----------

                                    /s/ Richard A. Horstmann
                                    --------------------------------------
                                    Richard A. Horstmann


                   [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

                                    MARQUETTE VENTURE PARTNERS II, L.P.

                                    By: /s/ James E. Daverman
                                       -----------------------------------
                                       Name:  James E. Daverman
                                       Title: Authorized Signatory


                                    MVP II AFFILIATES FUND, L.P.

                                    By: /s/ James E. Daverman
                                       -----------------------------------
                                       Name:  James E. Daverman
                                       Title: Authorized Signatory

                                    /s/ Robert J. Easton
                                    --------------------------------------
                                    Robert J. Easton

                                    PEBBLEBROOK PARTNERS LTD


                                    By: /s/ Stuart Schube
                                       -----------------------------------
                                       Name:  Stuart Schube
                                       Title: General Partner